[Montgomery Street Income Securities Logo]

Montgomery Street
Income Securities

Annual Report

December 31, 2002

Letter to Stockholders

101 California Street, Suite 4100
San Francisco, CA 94111
(800) 349-4281

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "fund") produced a total return based on net asset value (NAV) of 9.71% for the 12-month period ended December 31, 2002. The return of the fund's NYSE-traded shares for the same 12-month period was 10.12%.

The total NAV return of the fund slightly underperformed the unmanaged Lehman Brothers Aggregate Bond Index, a benchmark we use for comparative purposes, which posted a return of 10.25% for the year.1 The fund outperformed the average fund in the Lipper Corporate Debt Funds BBB-Rated Funds category for closed-end funds, which gained 7.53%, and finished third out of 15 funds in its category for the period. The fund beat its average over the three-, five-, and 10-year periods as well.2 The fund's market price stood at $19.02, compared with $18.53 at the close of 2001. The market price discount of the shares, as a percentage of NAV, was 2.1% on December 31. The fund paid a dividend of $0.34 on April 30, 2002, $0.33 on July 31, 2002, $0.32 on October 31, 2002, and $0.34 on December 31, 2002. The December dividend was greater than the October dividend because the year-end distribution included some income that had accumulated over the year. In addition, income earned from mortgage dollar rolls which was paid in 2002 is expected to moderate going forward.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

2 The fund ranked 3, 3, 6 and 5 for the 1-, 3-, 5- and 10-year periods as of December 31, 2002. There were 15, 14, 14 and 14 funds, respectively, in Lispers Corporate Debt Funds BBB-Rated Funds category for closed-end funds. The Lipper BBB-Rated Corporate Debt Funds category includes funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of December 31, 2002.

Economic Conditions and Market Performance

The year just past was a strong period for the bond market. The economic environment was marked by slow growth, tame core inflation and rising

US Treasury Yield Curve: Recent History
-- 12/31/02 - - - 12/31/01

Source: Bloomberg as of December 31, 2002

Performance is historical and does not guarantee future results.

unemployment. This combination allowed the Federal Reserve Board to maintain its low interest rate policy, keeping short-term rates at 1.75% until it cut rates a half point to 1.25% in November. Even more important for bonds, investors remained nervous about the investment backdrop. Corporate scandals and continued geopolitical instability kept market participants on edge throughout the year. This sparked a move out of stocks and into higher-quality investments.

Some corporate bonds struggled because of the large number of accounting scandals among high-profile issuers. The resulting series of credit "blowups" caused a series of huge names to see their ratings downgraded to high yield from investment grade. At $144 billion, the principal amount represented by these "fallen angels" in 2002 was 40% greater than the amount of downgrades to high yield for the entire decade of the 1990s. WorldCom and Qwest alone accounted for more than $35 billion worth of debt downgraded to high yield. It is little wonder, therefore, that investors' risk appetite disappeared. In fact, corporates underperformed Treasuries by an unprecedented 500 basis points (one-hundredths of a percentage point) between June and mid-October. Confidence returned in the later part of the year, however, as market participants were encouraged by the Fed rate cut, the Republican election victory and, within the corporate bond market, HSBC's purchase of Household International. When the dust settled at year-end, corporate bonds had underperformed Treasuries by 187 basis points following an extremely volatile year.

The unprecedented volatility in corporates left investors seeking "spread" - or excess yield in relation to Treasuries - in less credit-sensitive sectors. Government agency bonds and commercial mortgage-backed securities performed extremely well as a result. However, the asset-backed sector suffered versus Treasuries.

Portfolio Shifts Designed to Help Manage Risk

Since the new investment team took over as managers of the portfolio in April 2002, several changes have been made to the fund. First, we instituted a systematic investment process that emphasizes individual security selection and risk management. As part of this approach, we avoid making "bets" on broader factors such as the direction of interest rates. Second, we raised the overall quality of the portfolio. We achieved this goal by reducing its weighting in corporate bonds and raising its position in Treasuries and mortgage-backed securities. Third, we increased the number of individual holdings within the corporate portion of the portfolio and eliminated the positions we viewed as being higher risk. The goal of these shifts was to deliver a more consistent performance over time by investing in securities that we believe offer the most favorable trade-off of risk and return potential.

These changes were a positive for the fund's full-year results. During a period in which higher-quality securities outperformed those of lower quality, our shifts positioned the fund in the better-performing areas of the market. However, the portfolio changes were not designed to boost short-term results, but to better manage the fund's risk. We believe a focus on individual security selection, diversification and risk management will prove beneficial to the fund's returns - on both an absolute and a relative basis - over time.

Sector Distribution

[] [] [] [] [] [] [] []	Corporate Agency Treasury Asset-Backed Foreign Mortgage Municipal Cash Equivalents*	44.3% 42.8% 18.4% 9.2% 6.0% 2.2% 2.1% -25.0%

As of December 31, 2002.

Holdings are subject to change.

* Cash Equivalents includes other assets and liabilities, net.
Quality Distribution

[] [] [] [] [] []	Cash Equivalents* Government/ Agency AAA AA A BBB	-25.0% 70.6% 17.1% 4.3% 11.9% 21.1%

As of December 31, 2002.

Quality distribution is subject to change.

* Cash Equivalents includes other assets and liabilities, net.

Fund Positioning

The fund's largest sector weighting was in corporate bonds (which includes high-yield issues), at 44.30% of assets on December 31, 2002. In comparison, the position in corporates stood at 61.86% of assets when we assumed management duties in April. Although we gradually trimmed the portfolio's weighting in this area throughout the year, we began to rebuild it when the relative value of the sector became more attractive following its summer sell-off. Since we took over the fund, investments in high-yield bonds increased. The fund's high-yield holdings are also now much more diversified among individual issues.

As we trimmed the fund's weighting in corporate bonds, we made a corresponding increase to its position in mortgage-backed securities. This shift provided a significant boost to performance, given that mortgages outperformed corporate bonds by a wide margin in 2002. The portfolio created leverage by "rolling forward" mortgage-backed pass-thru securities, a transaction by which the fund, in effect, borrowed cash on a collateralized basis to be reinvested for the benefit of the portfolio. Given the steep yield curve, it was possible to borrow at low rates - sometimes as low as 0% to 1% - and invest in longer-term bonds offering higher rates. Our ability to benefit from this significant "spread" helped boost the fund's income. We intend to maintain this strategy, as long as it continues to generate attractive income for the fund. However, we may look to decrease the fund's weighting in mortgage-backed securities, given the strong performance of the sector in 2002.

Outlook

As we move into 2003, a number of imponderables face us. While the bulk of the crisis in corporate governance is likely behind us, it may not be complete. And, we are faced with other difficult macro economic issues - the potential conflict with Iraq, terrorism, a tenuous economy, and the possibility of deflation, etc. Yet our style is such that we avoid trying to predict these larger issues but rather focus on individual security research and risk management. We believe that this approach will help the fund produce competitive performance in any environment.

Thank you for being a stockholder.

Sincerely,

/s/ Robert S. Cessine

Richard T. Hale President	Gary W. Bartlett Portfolio Manager	Christopher Gagnier Portfolio Manager

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Other Information

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95 percent of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were no shares repurchased during the fourth quarter of 2002. Up to 14,000 shares may be repurchased during the first quarter of 2003.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 33 of this report.

Election of Officer

On February 26, 2003, the Board elected Charles A. Rizzo as treasurer and chief financial officer of the fund, succeeding Gary L. French and John R. Hebble.

Portfolio Management Team

Effective as of April 8, 2002, Deutsche Asset Management's Active Fixed Income team assumed responsibility for the management of the fund. Gary W. Bartlett and J. Christopher Gagnier were appointed as portfolio managers of the fund. Mr. Bartlett joined Deutsche Asset Management in 1992, having spent the previous seven years as an analyst and fixed income portfolio manager at PNC Financial. Mr. Gagnier joined Deutsche Asset Management in 1997, with 17 years of experience in fixed income investments at Paine Webber and in corporate lending at Chicago's Continental Bank. Both Mr. Bartlett and Mr. Gagnier are Managing Directors of Deutsche Asset Management.

Appointment of Sub-Transfer Agent

Pursuant to a sub-transfer agency agreement between Scudder Investments Service Company ("SISC") and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the fund.

Investment Objectives

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Effective July 31, 2002

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in US or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

1 The Board will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

Investment Portfolio as of December 31, 2002	The accompanying notes are an integral part of the financial statements.

	Principal Amount ($)	Value ($)

Corporate Bonds 44.3%
Consumer Discretionary 6.2%
American Achieve Corp., 11.625%, 1/1/2007	115,000	122,044
Ameristar Casino, Inc., 10.75%, 2/15/2009	70,000	76,650
Boyd Gaming Corp., 7.75%, 12/15/2012	60,000	58,725
Buffets, Inc., 11.25%, 7/15/2010	55,000	51,975
Circus & Eldorado, 10.125%, 3/1/2012	120,000	118,200
Clear Channel Communication, Inc., 8.0%, 11/1/2008	85,000	92,756
Comcast Cable Communications, 6.375%, 1/30/2006	750,000	784,718
Cox Communications, Inc., 7.5%, 8/15/2004	1,000,000	1,062,503
CSC Holdings, Inc., 7.875%, 12/15/2007	275,000	264,344
DIMON, Inc.:
8.875%, 6/1/2006	160,000	162,000
Series B, 9.625%, 10/15/2011	345,000	364,838
EchoStar Communications Corp.:
9.25%, 2/1/2006	285,000	298,538
9.375%, 2/1/2009	80,000	84,600
Gap, Inc., 5.625%, 5/1/2003	105,000	105,263
Herbst Gaming, Inc., 10.75%, 9/1/2008	95,000	99,275
Hilton Hotels Corp.:
7.625%, 12/1/2012	150,000	151,478
8.25%, 2/15/2011	450,000	470,726
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	75,000	78,750
International Game Technology, 8.375%, 5/15/2009	1,500,000	1,665,000
Jacobs Entertainment Co., 11.875%, 2/1/2009	65,000	67,275
Lennar Corp., 9.95%, 5/1/2010	240,000	261,600
Levi Strauss & Co., 12.25%, 12/15/2012	50,000	49,000
MDC Holdings, Inc., 7.0%, 12/1/2012	90,000	86,850
MGM Mirage, Inc., 8.5%, 9/15/2010	520,000	574,600
Mothers Work, Inc., 11.25%, 8/1/2010	70,000	74,550
News America Holdings, Inc., 9.25%, 2/1/2013	700,000	844,038
Park Place Entertainment, Inc., 8.5%, 11/15/2006	2,500,000	2,657,928
Primedia, Inc., 7.625%, 4/1/2008	105,000	93,450
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	170,000	134,300
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	55,000	56,650
Scientific Games Corp., 12.5%, 8/15/2010	72,000	81,000
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	310,000	333,638
Six Flags, Inc., Step-up Coupon, 0% to 4/1/2003, 10.0% to 4/1/2008	225,000	217,688
Sonic Automotive, Inc., 11.0%, 8/1/2008	255,000	260,100
Starwood Hotels Resorts, 7.375%, 5/1/2007	250,000	245,625
Transwestern Publishing, Series B, 11.875% to 11/15/2008	77,000	81,428
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	50,000	51,125
USA Interactive, 7.0%, 1/15/2013	50,000	51,701
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	150,000	154,500
Yum! Brands, Inc., 7.7%, 7/1/2012	75,000	78,000
		12,567,429
Consumer Staples 0.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	265,000	284,213
Del Monte Corp., 8.625%, 12/15/2012	50,000	51,000
Delhaize America, Inc., 8.125%, 4/15/2011	50,000	48,375
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	100,000	103,000
Fleming Companies, Inc.:
9.25%, 6/15/2010	105,000	82,425
10.125%, 4/1/2008	190,000	163,400
Service Corp. International, 7.7%, 4/15/2009	315,000	294,525
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	210,000	213,150
Swift & Co., 10.125%, 10/1/2009	50,000	47,250
		1,287,338
Energy 5.3%
Avista Corp., 9.75%, 6/1/2008	440,000	434,500
Chesapeake Energy Corp.:
8.125%, 4/1/2011	120,000	123,600
9.0%, 8/15/2012	160,000	169,600
Devon Energy Corp., 7.95%, 4/15/2032	2,030,000	2,440,482
Firstenergy Corp.:
Series A, 5.5%, 11/15/2006	2,000,000	2,011,294
Series B, 6.45%, 11/15/2011	55,000	54,716
Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004	2,000,000	2,146,374
Newpark Resources, Inc., 8.625%, 12/15/2007	60,000	57,300
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	60,000	51,804
7.95%, 3/15/2023	50,000	45,158
Parker Drilling Co., Series B, 10.125%, 11/15/2009	170,000	175,100
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	75,000	77,052
7.5%, 4/15/2012	50,000	54,064
Plains All American Pipeline, 7.75%, 10/15/2012	50,000	52,000
Pride International, Inc., 10.0%, 6/1/2009	95,000	102,600
Sempra Energy, 7.95%, 3/1/2010	1,680,000	1,915,652
Stone Energy Corp., 8.75%, 9/15/2007	145,000	150,800
Westar Energy, Inc., 7.875%, 5/1/2007	255,000	258,188
Western Resources, Inc., 9.75%, 5/1/2007	50,000	45,500
Westport Resources Corp., 8.25%, 11/1/2011	270,000	283,500
		10,649,284
Financials 15.3%
CitiFinancial, 8.7%, 6/15/2009	1,000,000	1,242,119
Citigroup, Inc., 6.875%, 2/15/2098	1,675,000	1,821,544
Corrections Corp. of America, 9.875%, 5/1/2009	135,000	143,100
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	1,975,000	2,223,787
ERP Operating LP, 7.57%, 8/15/2026	3,000,000	3,331,449
Ford Motor Credit Co., 6.875%, 2/1/2006	2,000,000	2,003,504
General Electric Capital Corp.:
5.45%, 1/15/2013	1,500,000	1,558,104
6.0%, 6/15/2012	235,000	253,724
8.5%, 7/24/2008	1,600,000	1,954,154
General Motors Acceptance Corp.:
5.25%, 5/16/2005	1,555,000	1,560,415
8.0%, 11/1/2031	1,500,000	1,508,168
Household Finance Corp.:
6.375%, 11/27/2012	75,000	78,295
6.4%, 6/17/2008	921,000	982,097
6.5%, 1/24/2006	475,000	505,838
7.35%, 11/27/2032	50,000	53,896
HSBC Holdings, Inc., 5.25%, 12/12/2012	1,205,000	1,235,100
LaBranche & Co., Inc., 12.0%, 3/2/2007	210,000	234,150
NiSource Finance Corp., 7.5%, 11/15/2003	1,600,000	1,612,624
Ohio National Life Insurance, 8.5%, 5/15/2026	755,000	825,291
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,896,000	2,114,040
PNC Funding Corp., 5.75%, 8/1/2006	2,000,000	2,140,906
Provident Co., Inc., 7.0%, 7/15/2018	245,000	217,287
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	50,000	53,500
10.875%, 12/15/2012	125,000	136,250
UnumProvident Corp., 7.375%, 6/15/2032	125,000	105,333
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,650,000	1,875,278
Wells Fargo & Co., 7.55%, 6/21/2010	800,000	952,027
Xerox Credit Corp., 7.0%, 6/9/2003	50,000	49,000
		30,770,980
Health Care 1.4%
Amerisourcebergen Corp., 7.25%, 11/15/2012	70,000	71,750
Health Care Service Corp., 7.75%, 6/15/2011	1,660,000	1,812,232
HealthSouth Corp.:
7.0%, 6/15/2008	100,000	82,000
7.625%, 6/1/2012	570,000	470,250
Insight Health Services, Series B, 9.875%, 11/1/2011	50,000	48,000
Omnicare, Inc., Series B, 8.125%, 3/15/2011	50,000	53,500
Radiologix, Inc., 10.5%, 12/15/2008	140,000	109,200
Tenet Healthcare Corp., 6.375%, 12/1/2011	85,000	76,500
		2,723,432
Industrials 5.9%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	185,000	184,075
Series B, 8.5%, 12/1/2008	330,000	331,650
9.25%, 9/1/2012	75,000	76,875
Series B, 10.0%, 8/1/2009	200,000	198,500
AutoNation, Inc., 9.0%, 8/1/2008	210,000	212,100
Avis Group Holdings, Inc., 11.0%, 5/1/2009	460,000	503,700
Collins & Aikman Products:
10.75%, 12/31/2011	65,000	61,913
11.5%, 4/15/2006	90,000	75,600
CP Ships Ltd., 10.375%, 7/15/2012	110,000	115,500
Dana Corp.:
9.0%, 8/15/2011	65,000	62,725
10.125%, 3/15/2010	185,000	187,313
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	1,510,000	1,598,422
DR Horton, Inc., 7.5%, 12/1/2007	60,000	58,800
Equistar Chemicals LP:
8.75%, 2/15/2009	800,000	700,000
10.125%, 9/1/2008	95,000	86,450
Flowserve Corp., 12.25%, 8/15/2010	65,000	70,850
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	225,000	168,498
Hercules, Inc., 11.125%, 11/15/2007	225,000	250,875
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	50,000	52,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	285,000	294,975
K&F Industries, 9.625%, 12/15/2010	60,000	61,050
Kansas City Southern Railway:
7.5%, 6/15/2009	295,000	311,225
9.5%, 10/1/2008	125,000	137,656
Knoll, Inc., 10.875%, 3/15/2006	50,000	47,500
Metaldyne Corp., 11.0%, 6/15/2012	65,000	53,300
Millennium America, Inc.:
7.0%, 11/15/2006	460,000	444,475
9.25%, 6/15/2008	585,000	609,863
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	50,000	52,563
Phelps Dodge Corp., 8.75%, 6/1/2011	220,000	227,619
Raytheon Co., 8.2%, 3/1/2006	990,000	1,112,291
Resolution Performance Products LLC, 13.5%, 11/15/2010	115,000	121,325
SPX Corp., 7.5%, 1/1/2013	115,000	116,581
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	1,754,600	1,890,931
Terex Corp., 8.875%, 4/1/2008	100,000	90,125
Toll Corp., 8.0%, 5/1/2009	280,000	280,000
Trico Marine Services, 8.875%, 5/15/2012	85,000	78,625
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	65,000	51,838
9.25%, 1/15/2009	55,000	44,963
10.75%, 4/15/2008	225,000	223,875
Weyerhaeuser Co., 7.375%, 3/15/2032	300,000	325,358
Xerox Corp.:
5.5%, 11/15/2003	55,000	53,625
9.75%, 1/15/2009	275,000	264,000
		11,890,359
Information Technology 0.5%
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	195,000	189,150
Series B, 6.5%, 4/15/2008	60,000	56,850
Motorola, Inc.:
7.625%, 11/15/2010	50,000	51,188
8.0%, 11/1/2011	50,000	51,750
Sanmina-Sci Corp., 10.375%, 1/15/2010	140,000	141,400
Seagate Technology Holdings, 8.0%, 5/15/2009	170,000	175,950
Solectron Corp.:
7.375%, 3/1/2006	55,000	51,150
9.625%, 2/15/2009	200,000	195,000
		912,438
Materials 3.6%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	55,000	58,343
Caraustar Industries, Inc., 7.375%, 6/1/2009	55,000	55,125
Dex Media East LLC:
9.875%, 11/15/2009	180,000	192,600
12.125%, 11/15/2012	200,000	221,500
Dow Chemical Co.:
6.0%, 10/1/2012	735,000	751,174
7.0%, 8/15/2005	425,000	462,037
Ferro Corp., 9.125%, 1/1/2009	50,000	52,777
Fibermark, Inc., 10.75%, 4/15/2011	125,000	126,250
Georgia-Pacific Corp., 8.125%, 5/15/2011	770,000	731,500
Greif Brothers Corp., 8.875%, 8/1/2012	295,000	312,700
IMC Global, Inc., 10.875%, 6/1/2008	95,000	103,075
International Paper Co., 8.125%, 7/8/2005	700,000	783,508
Louisiana Pacific Corp., 10.875%, 11/15/2008	80,000	86,000
Lyondell Chemical Co.:
9.5%, 12/15/2008	240,000	223,200
10.875%, 5/1/2009	50,000	42,750
Owens-Brockway Glass Container:
8.75%, 11/15/2012	50,000	50,750
8.875%, 2/15/2009	300,000	309,000
Owens-Illinois, Inc.:
7.5%, 5/15/2010	55,000	50,600
7.85%, 5/15/2004	50,000	49,375
Perkinelmer, Inc., 8.875%, 1/15/2013	50,000	49,250
Schuler Homes, Inc., 9.375%, 7/15/2009	485,000	494,700
Weyerhaeuser Co., 5.95%, 11/1/2008	1,895,000	2,022,903
		7,229,117
Telecommunication Services 1.7%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	230,000	231,150
Avaya, Inc., 11.125%, 4/1/2009	265,000	239,825
Nextel Communications, Inc., 9.375%, 11/15/2009	280,000	253,400
Qwest Corp.:
5.625%, 11/15/2008	570,000	484,500
8.875%, 3/15/2012	50,000	48,500
Sprint Capital Corp.:
5.7%, 11/15/2003	2,000,000	1,990,000
6.125%, 11/15/2008	130,000	118,300
US West Communication, Inc., 7.25%, 9/15/2025	100,000	79,000
		3,444,675
Utilities 3.8%
Cincinnati Gas & Electric Co., 5.7%, 9/15/2012	2,000,000	2,050,098
CMS Energy Corp., 8.5%, 4/15/2011	190,000	165,300
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,362,822
Consumers Energy Co.:
6.25%, 9/15/2006	1,570,000	1,544,181
6.375%, 2/1/2008	50,000	48,468
Kinder Morgan, Inc., 6.5%, 9/1/2012	1,000,000	1,045,070
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,127,771
Public Service Co. of Colorado, 7.875%, 10/1/2012	140,000	156,281
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	50,000	47,838
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	100,000	94,000
		7,641,829
Total Corporate Bonds (Cost $85,437,972)		89,116,881

Foreign Bonds - US$ Denominated 6.0%
Acetex Corp., 10.875%, 8/1/2009	75,000	79,500
Bluewater Finance Ltd., 10.25%, 2/15/2012	85,000	83,300
British Sky Broadcasting PLC, 6.875%, 2/23/2009	800,000	818,000
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	1,855,000	1,307,775
Conproca SA de CV, 12.0%, 6/16/2010	100,000	123,000
Corp Durango SA, 13.75%, 7/15/2009	50,000	17,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	140,000	131,600
Gruma SA de CV, 7.625%, 10/15/2007	50,000	49,000
Grupo Transportacion Ferroviaria Mexicana SA de CV, 12.5%, 6/15/2012	330,000	333,300
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	145,000	147,175
Innova S de R.L., 12.875%, 4/1/2007	100,000	87,000
Intrawest Corp., 10.5%, 2/1/2010	50,000	52,500
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	53,563
PacifiCorp Australia LLC, 6.15%, 1/15/2008	1,000,000	1,104,932
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	75,000	85,875
PTC International Finance II SA, 11.25%, 12/1/2009	190,000	201,400
Republic of Turkey, 11.5%, 1/23/2012	125,000	128,750
Royal Bank of Scotland Group PLC, 9.118%, 3/31/2049	1,200,000	1,471,524
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	415,000	385,950
Russian Federation, 5.0%, 3/31/2030	75,000	59,531
Sappi Papier Holding AG:
6.75%, 6/15/2012	855,000	937,079
7.5%, 6/15/2032	470,000	528,052
Stagecoach Holdings PLC, 8.625%, 11/15/2009	425,000	409,700
Stena AB:
8.75%, 6/15/2007	95,000	95,119
9.625%, 12/1/2012	200,000	206,500
Telus Corp., 8.0%, 6/1/2011	145,000	139,200
TFM SA de CV, 11.75%, 6/15/2009	260,000	254,800
Tyco International Group SA:
5.8%, 8/1/2006	925,000	874,125
6.125%, 11/1/2008	1,470,000	1,374,450
6.375%, 10/15/2011	230,000	215,050
Vicap SA, 11.375%, 5/15/2007	265,000	238,500
Total Foreign Bonds - US$ Denominated (Cost $12,089,318)		11,993,750

Convertible Bonds 0.1%
DIMON, Inc., 6.25%, 3/31/2007	110,000	99,000
Solectron Corp., Zero Coupon, 11/20/2020	60,000	30,600
Total Convertible Bonds (Cost $125,746)		129,600

Asset Backed 9.2%
Automobile Receivables 2.5%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,580,000	1,668,141
MMCA Automobile Trust "A4", Series 2002-2, 4.3%, 3/15/2010	1,610,000	1,683,612
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,609,964
		4,961,717
Credit Card Receivables 3.9%
Bank One Issuance Trust "A1", Series 2002-A1, 1.53* 1/15/2010	8,000,000	8,003,558
Home Equity Loans 1.9%
Countrywide Home Loan "NIM", Series 2002-3, 9.0%, 9/25/2032	1,000,000	996,640
Renaissance NIM Trust "NOTE", Series 2002-C, 8.353%, 12/25/2032	852,184	842,724
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,800,000	1,979,783
		3,819,147
Miscellaneous 0.9%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,520,000	1,733,676
Total Asset Backed (Cost $18,165,283)		18,518,098

US Treasury Obligations 18.4%
US Treasury Bill, 1.09**, 1/9/2003	15,000,000	14,996,100
US Treasury Bond:
6.0%, 8/15/2009	625,000	726,660
6.0%, 2/15/2026	5,975,000	6,847,213
7.25%, 5/15/2016	5,577,000	7,141,176
10.75%, 8/15/2005	335,000	410,650
US Treasury Note, 6.125%, 8/15/2007	6,014,000	6,915,631
Total US Treasury Obligations (Cost $35,851,350)		37,037,430

US Government Agency Pass-Thrus 42.8%
Federal Home Loan Mortgage Corp., 6.0%, 5/1/2017	9,077,160	9,498,195
Federal National Mortgage Association:
5.0%, 1/1/2018 (b) (c)	13,000,000	13,312,806
5.5%, 1/1/2018 (b) (c)	22,000,000	22,644,386
6.0%, 1/1/2033 (b) (c)	14,500,000	14,984,851
6.061%, 5/1/2012	1,492,189	1,647,703
6.5% with various maturities until 1/1/2033 (b) (c)	19,871,888	20,767,530
6.53%, 2/1/2016	1,673,805	1,908,698
9.0%, 5/1/2009	1,272,308	1,377,933
Total US Government Agency Pass-Thrus (Cost $84,617,046)		86,142,102

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp.:
Series 2390, 5.5%, 12/15/2016	590,000	621,634
Series 1343, 8.0%, 8/15/2022	1,315,920	1,400,163
Federal National Mortgage Association:
Series 2002-11, 5.5%, 3/15/2017	855,000	899,499
Series 2002-W4, 7.5%, 5/25/2042	1,442,248	1,563,487
Total Collateralized Mortgage Obligations (Cost $4,441,865)		4,484,783

Long-Term Municipal Investments 2.1%
Guin, AL, County GO, Series B, 8.25%, 6/1/2027	1,515,000	1,821,424
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016	1,000,000	1,140,720
Pell City, Core City GO, 5.4%, 8/1/2017	1,385,000	1,378,712
Total Long-Term Municipal Investments (Cost $4,312,978)		4,340,856

Repurchase Agreements 3.3%
State Street Bank, 1.18% to be repurchased at $6,678,438 on 1/2/2003 (d) (Cost $6,678,000)	6,678,000	6,678,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,719,558) (a)	128.4	258,441,500
Other Assets and Liabilities, Net	(28.4)	(57,236,897)
Net Assets - 100.0%	100.0	201,204,603

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2002.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $252,105,286. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $6,336,214. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,578,481 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,242,267.
(b) When-issued or forward delivery pools included.
(c) Mortgage dollar rolls included.
(d) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $251,719,558)	$ 258,441,500
Cash	913
Receivable for investments sold	218,406
Interest receivable	2,479,460
Total assets	261,140,279
Liabilities
Payable for investments purchased	53,713
Payable for investments purchased - mortgage dollar rolls	59,531,406
Deferred mortgage dollar roll income	109,903
Accrued management and investment advisory fee	83,353
Other accrued expenses and payables	157,301
Total liabilities	59,935,676
Net assets, at value	$ 201,204,603
Net Assets
Net assets consist of: Undistributed net investment income	68,692
Net unrealized appreciation (depreciation) on investments	6,721,942
Accumulated net realized gain (loss)	(7,936,850)
Paid-in capital	202,350,819
Net assets, at value	$ 201,204,603
Net Asset Value per share ($201,204,603 / 10,357,412 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.43

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 11,958,665
Mortgage dollar roll income	2,018,026
Total Income	13,976,691
Expenses: Management and investment advisory fee	938,758
Services to shareholders	52,961
Custodian fees	17,342
Auditing	83,399
Legal	18,679
Directors' fees and expenses	82,972
Reports to shareholders	106,393
Other	116,818
Total expenses	1,417,322
Net investment income	12,559,369
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(108,172)
Net unrealized appreciation (depreciation) during the period on investments	5,726,881
Net gain (loss) on investment transactions	5,618,709
Net increase (decrease) in net assets resulting from operations	$ 18,178,078

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 12,559,369	$ 13,521,596
Net realized gain (loss) on investment transactions	(108,172)	2,599,535
Net unrealized appreciation (depreciation) on investment transactions during the period	5,726,881	(570,016)
Net increase (decrease) in net assets resulting from operations	18,178,078	15,551,115
Dividends to shareholders from net investment income	(13,730,435)	(13,774,286)
Fund share transactions: Reinvestment of dividends from net investment income	1,277,976	970,667
Cost of shares repurchased	-	(733,274)
Net increase (decrease) in net assets from Fund share transactions	1,277,976	237,393
Increase (decrease) in net assets	5,725,619	2,014,222
Net assets at beginning of period	195,478,984	193,464,762
Net assets at end of period (including undistributed net investment income of $68,692 and $264,941, respectively)	$ 201,204,603	$ 195,478,984
Other Information
Shares outstanding at beginning of period	10,289,119	10,275,576
Shares issued to shareholders in reinvestment of dividends from net investment income	68,293	53,543
Shares repurchased	-	(40,000)
Net increase (decrease) in Fund shares	68,293	13,543
Shares outstanding at end of period	10,357,412	10,289,119

Statement of Cash Flows for the year ended December 31, 2002
Cash flows from operating activities
Investment income received	$ 13,242,915
Mortgage dollar roll income	2,018,026
Payment of operating expenses	(1,402,396)
Proceeds from sale and maturities of investments	1,219,640,536
Purchases of investments	(1,226,547,307)
Net purchases of short-term investments	(9,020,976)
Cash used by operating activities	$ (2,069,202)
Cash flows from financing activities
Net increase in payables for investments purchased - mortgage dollar rolls	$ 18,097,685
Distributions paid (net of reinvestment of distributions)	(15,950,759)
Cash raised by financing activities	2,146,926
Increase in cash	77,724
Cash at beginning of period	(76,811)
Cash at end of period	$ 913
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities
Net increase in net assets resulting from operations	$ 18,178,078
Net increase in cost of investments	(21,148,782)
Decrease in dividends and interest receivable	995,600
Increase in deferred mortgage dollar roll income	55,669
Increase in receivable for investments sold	(218,406)
Increase in payable for investments purchased	53,713
Increase in accrued expenses and payables	14,926
Cash used by operating activities	$ (2,069,202)
Non-cash financing activities
Reinvestment of distributions	1,277,976

Financial Highlights

Years Ended December 31,	2002	2001[a]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.00	$ 18.83	$ 18.37	$ 19.93	$ 20.29
Income (loss) from investment operations: Income[b]	1.36	1.45	1.48	1.49	1.51
Operating expenses[b]	(.14)	(.14)	(.13)	(.14)	(.14)
Net investment income[b]	1.22	1.31	1.35	1.35	1.37
Net realized and unrealized gain (loss) on investment transactions	.54	.20	.46	(1.55)	(.34)
Total from investment operations	1.76	1.51	1.81	(.20)	1.03
Less distributions from: Net investment income	(1.33)	(1.34)	(1.35)	(1.36)	(1.37)
Net realized gains on investment transactions	-	-	-	-	(.02)
Total distributions	(1.33)	(1.34)	(1.35)	(1.36)	(1.39)
Net asset value, end of period	$ 19.43	$ 19.00	$ 18.83	$ 18.37	$ 19.93
Per share market value, end of period	$ 19.02	$ 18.53	$ 17.38	$ 15.50	$ 19.75
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	19.67	19.95	17.38	19.94	20.38
Low ($)	17.91	17.65	15.06	15.06	18.75
Total Return
Based on market value (%)[c]	10.12	14.57	21.65	(14.90)	8.74
Based on net asset value (%)[c]	9.71	8.49	11.21	(.05)	5.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	196	193	189	205
Ratio of expenses (%)	.72	.71	.69	.70	.70
Ratio of net investment income (%)	6.36	6.78	7.32	7.01	6.83
Portfolio turnover rate (%)	259[d]	143[d]	131[d]	82[d]	50

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 520%, 356%, 335%, 209% and 218%, for the periods ended December 31, 2002, December 31, 2001, December 31, 2000, December 31, 1999 and December 31, 1998, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Significant accounting policies are summarized as follows:

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "Counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $7,551,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,142,000), December 31, 2008 ($4,007,000) and December 31, 2010 ($2,402,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 178,595
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (7,551,000)
Unrealized appreciation (depreciation) on investments	$ 6,336,214

In addition, during the year ended December 31, 2002 the tax character of distributions paid to shareholders by the Fund was as follows:

Years Ended December 31,	2002	2001
Distributions from ordinary income*	$ 13,730,435	$ 13,774,286

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at December 31, 2002. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund under an interim agreement.

Management and Investment Advisory Agreement. On August 15, 2002, the stockholders of the Fund approved a new Management and Investment Advisory Agreement between the Fund and the Advisor (the "New Agreement"), which went into effect on that date. The New Agreement is substantially identical to the Management and Investment Advisory Agreement which was in effect prior to August 15, 2002 (the "Old Agreement"), except for the management fee rate, a provision authorizing the appointment of certain affiliates as sub-advisors, and the dates of execution and termination. The management fee rate payable under the New Agreement is equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million. The Advisor voluntarily implemented the new management fee rate effective as of July 1, 2002.

Under the Old Agreement, the Fund paid the Advisor an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. This fee rate was in effect for the period January 1, 2002 through June 30, 2002.

Both the Old Agreement and the New Agreement provide that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Old Agreement and New Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor. Accordingly, for the year ended December 31, 2002, the fees pursuant to the Old Agreement and New Agreement amounted to $938,758, equivalent to an effective annualized rate of 0.48% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 2002, the amount charged to the Fund by SISC aggregated $52,961 of which $12,483 is unpaid at December 31, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales (excluding US treasury securities, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $351,836,523 and $321,958,851, respectively. Purchases and sales of US treasury securities, aggregated $262,380,240 and $285,200,091, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $612,700,000 and $612,700,000, respectively.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2001, the Fund purchased 40,000 shares of common stock on the open market at a total cost of $733,274. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 5.1%.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of
Montgomery Street Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 21, 2003	/s/ Ernst & Young LLP

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the Fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2002. Each Director's and Officer's age as of December 31, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, California 94111. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices hold offices in accordance with the By-Laws of the fund.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held in Public Companies	Number of Funds in Fund Complex Overseen
James C. Van Horne (67) Chairman and Director 1985 to present	A.P. Giannini Professor of Finance, Graduate School of Business, Stanford University. Directorships: Suntron Corporation (electronic manufacturing services) and Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (registered investment company)	1
John C. Atwater (41) Director 1994 to present	President, Prime Property Capital, Inc. (real estate investment firm)	1
Richard J. Bradshaw (54) Director 1991 to present	Executive Director, Cooley Godward LLP (law firm)	1
Maryellie K. Johnson (67) Director 1989 to present	Private investor; formerly, Director, London and Overseas Freighters, Ltd. (oil tanker operator) (1989-1998)	1
Wendell G. Van Auken (58) Director 1994 to present	General Partner of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company)	1

Interested Director
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John T. Packard[1] (69) Director 2001 to present	Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002-present); Advisory Managing Director of the same firm (2000-2002); formerly, Advisory Managing Director, Zurich Scudder Investments, Inc. (the Fund's Advisor) (1999-2000), Managing Director of the same firm (1985-1998), and President of the Fund (1988-2000)	1

Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2] (57) President 2002 to present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
Gary W. Bartlett[3] (43) Vice President 2002 to present	Managing Director of Deutsche Asset Management	n/a
J. Christopher Gagnier[3] (45) Vice President 2002 to present	Managing Director of Deutsche Asset Management	n/a
Judith A. Hannaway[4] (49) Vice President 2001 to present	Managing Director of Deutsche Asset Management	n/a
Maureen E. Kane[5] (40) Vice President and Secretary 1999 to present	Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[5,6] (45) Treasurer and Chief Financial Officer 2003 to present	Director of Deutsche Asset Management (2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a

1 Mr. Packard may be considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended, by reason of his past relationships with the Fund and the Advisor.
2 Address: One South Street, Baltimore, Maryland
3 Address: 150 South Independence Boulevard, Philadelphia, Pennsylvania
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Mr. Rizzo was elected Treasurer and Chief Financial Officer of the Fund on February 26, 2003.
DIRECTORS
JOHN C. ATWATER
RICHARD J. BRADSHAW
MARYELLIE K. JOHNSON
JOHN T. PACKARD
WENDELL G. VAN AUKEN
JAMES C. VAN HORNE
Chairman
OFFICERS
RICHARD T. HALE
President
GARY W. BARTLETT
Vice President
J. CHRISTOPHER GAGNIER
Vice President
JUDITH A. HANNAWAY
Vice President
MAUREEN E. KANE
Vice President and Secretary
CHARLES A. RIZZO
Treasurer

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 101 California Street, Suite 4100 San Francisco, CA 94111
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC Three Embarcadero Center Seventh Floor San Francisco, CA 94111
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116